SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-TERM BOND FUND AND SPARTAN(registered trademark)
INVESTMENT GRADE BOND FUND NOVEMBER 21, 1996 PROSPECTUS
   The following information replaces the similar information found in the "Expenses" section on page 5.
    ANNUAL FUND OPERATING EXPENSES    are paid out of each fund's assets.
Each fund pays a management fee to FMR. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see page 16).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of the funds with the funds' custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the funds' expenses. Including these reductions, the total operating expenses presented in the table would have been .37% for Spartan Short-Term Bond.
SPARTAN SHORT-TERM BOND
Management fee (after reimbursement)       .38%

12b-1 fee                                     None

   Other expen    ses                         .00%

Total fund operating expenses                 .38%
   (after rei    mbursement)

SPARTAN INVESTMENT GRADE BOND
Ma   nage    ment fee (after reimbursement)   .38%

12b-1 fee                                     None

Oth   er exp    enses                         .00%

Total fund operating expenses                 .38%
(after rei   mbursem    ent)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
       SPARTAN SHORT-TERM BOND
      Account    Account
      open       closed

Aft   er 1 ye    ar     $4          $9

After    3 years        $12         $17

   After 5 y    ears    $21         $26

   After 10     years   $48         $53

SPARTAN INVESTMENT GRADE BOND
      Account    Account
      open       closed

Af   ter 1 year         $4          $9

   After 3 ye    ars    $12         $17

A   fter 5 y    ears    $21         $26

   After 10     years   $48         $53

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
   FMR has voluntarily agreed to reimburse Spartan Short-Term Bond and Spartan Investment Grade Bond to the extent that total operating expenses exceed .38% of each fund's average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses would have been .65%, .00%, and .65%, respectively, for each fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The following information replaces the similar information found in the "Charter" section on page 11.
Andrew Dudley is manager of Spartan Short-Term Bond, which he has managed since February 1997. Mr. Dudley joined Fidelity as a manager in 1996. Previously, he was a portfolio manager with Putnam Investments from 1991 to 1996.
Kevin Grant is Vice President and manager of Spartan Investment Grade Bond, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years. The following information replaces similar information found in "How to Buy Shares"on page 20.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts   $10,000
TO ADD TO AN ACCOUNT  $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $5,000
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 24.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found on page 29. FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.